UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2011

BROADWIND ENERGY, INC.

(Name of small business issuer in its charter)

Delaware	88-0409160
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

47 East Chicago Avenue, Suite 332, Naperville, IL 60540

(Address of principal executive offices)

(630) 637-0315

(Issuer’s telephone number)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On March 4, 2011, Broadwind Energy, Inc. (“Broadwind”) entered into a Stock Purchase Agreement (the “Agreement”) with BTI Logistics, LLC (“BTI”) and Badger Transport, Inc. (“Badger”), a wholly-owned subsidiary of Broadwind, pursuant to which BTI acquired from Broadwind all of the outstanding capital stock of Badger.  As consideration for the Badger stock, Broadwind received from BTI $1 million in cash and a $1.5 million promissory note secured by the Badger stock and two multi-axle trucks.  The promissory note is payable in 12 quarterly installments beginning September 30, 2011.  Broadwind received further consideration for the Badger stock from an affiliate of BTI in the form of 100,000 shares of Broadwind common stock, which stock was acquired by the affiliate of BTI in connection with Broadwind’s June 2008 acquisition of Badger. The purchase price is subject to certain post-closing adjustments, including with respect to net working capital.   Broadwind received releases at closing from all guaranties of Badger’s debt, and all outstanding third-party debt of Badger, which includes approximately $2.9 million of bank debt and capital lease obligations and approximately $1.6 million of operating lease obligations, will continue as liabilities of Badger under its new ownership.

The foregoing summary of the transaction does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

2.1

Stock Purchase Agreement by and among Broadwind Energy, Inc., Badger Transport, Inc., and BTI Logistics, LLC dated March 4, 2011 Pursuant to Item 601(b)(2) of Regulation S-K, and subject to claims of confidentiality pursuant to Rule 24B-2 under the Securities Exchange Act of 1934, upon the request of the Commission, the Registrant undertakes to furnish supplementally to the Commission a copy of any schedule to the Stock Purchase Agreement as follows:

                Schedules:                             Seller’s Disclosure Schedule

99.1	Press release dated March 7, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2011

BROADWIND ENERGY, INC.

/s/ Stephanie K. Kushner
Stephanie K. Kushner
Chief Financial Officer

EXHIBIT INDEX

BROADWIND ENERGY, INC.

Form 8-K Current Report

Exhibit Number	Description

2.1

Stock Purchase Agreement by and among Broadwind Energy, Inc., Badger Transport, Inc., and BTI Logistics, LLC dated March 4, 2011 Pursuant to Item 601(b)(2) of Regulation S-K, and subject to claims of confidentiality pursuant to Rule 24B-2 under the Securities Exchange Act of 1934, upon the request of the Commission, the Registrant undertakes to furnish supplementally to the Commission a copy of any schedule to the Stock Purchase Agreement as follows:

                Schedules:                             Seller’s Disclosure Schedule

99.1	Press release dated March 7, 2011